[Graphic Appears Here]                                    [Graphic Appears Here]

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-5



                       COMPUTATIONAL MATERIALS DISCLAIMER



The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.


Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                               GROUP IIA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Current Principal Balance ($)      Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      10       441,990.43     0.20    8.493        359      75.16        593
50,000.01 - 100,000.00               291    23,123,601.75    10.69    7.432        358      83.32        622
100,000.01 - 150,000.00              390    48,653,572.12    22.49    7.261        358      83.64        626
150,000.01 - 200,000.00              275    47,973,519.39    22.17    7.042        358      83.55        629
200,000.01 - 250,000.00              138    30,915,793.37    14.29    7.138        358      83.38        621
250,000.01 - 300,000.00              118    32,234,258.26    14.90    7.037        358      83.29        615
300,000.01 - 350,000.00               71    22,947,203.63    10.61    7.066        358      83.02        620
350,000.01 - 400,000.00               11     3,931,354.19     1.82    7.594        358      82.36        587
400,000.01 - 450,000.00               12     5,145,648.84     2.38    6.765        358      83.75        623
450,000.01 - 500,000.00                1       458,375.71     0.21    7.950        358      90.00        576
500,000.01 - 550,000.00                1       549,211.25     0.25    7.250        358      92.17        643
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min: $30,622.05
Max: $549,211.25
Average: $164,168.84
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Current Gross Rate                 Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
4.500 - 4.999                          2       539,980.11     0.25    4.990        358      82.94        676
5.000 - 5.499                          9     1,576,470.75     0.73    5.378        358      75.92        691
5.500 - 5.999                         78    15,908,098.05     7.35    5.868        358      82.57        660
6.000 - 6.499                        193    33,168,890.15    15.33    6.302        358      82.65        647
6.500 - 6.999                        374    62,003,591.33    28.66    6.772        358      84.36        631
7.000 - 7.499                        224    33,817,927.13    15.63    7.265        358      84.41        630
7.500 - 7.999                        223    39,182,294.45    18.11    7.769        358      83.27        598
8.000 - 8.499                         83    11,897,999.39     5.50    8.266        359      82.74        587
8.500 - 8.999                         74    11,457,707.46     5.30    8.742        358      82.75        573
9.000 - 9.499                         23     2,547,445.17     1.18    9.267        358      83.37        575
9.500 - 9.999                         22     2,853,532.66     1.32    9.698        358      79.84        552
10.000 - 10.499                        5       431,102.21     0.20   10.327        359      81.08        566
10.500 - 10.999                        5       729,225.61     0.34   10.843        358      80.56        546
11.000 - 11.499                        1       104,966.38     0.05   11.490        359      50.00        557
11.500 - 11.999                        2       155,298.09     0.07   11.675        359      80.74        577
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min: 4.990
Max: 11.990
Weighted Average: 7.157
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                               GROUP IIA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
FICO                               Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
 500 - 524                            89    16,002,172.55     7.40    8.097        357      73.65        513
 525 - 549                            61    10,858,128.14     5.02    8.294        359      76.96        537
 550 - 574                            84    16,268,283.04     7.52    7.512        358      79.72        563
 575 - 599                           186    28,394,386.89    13.12    7.301        358      83.13        589
 600 - 624                           234    35,481,282.47    16.40    7.073        358      83.03        612
 625 - 649                           253    41,083,430.15    18.99    6.959        358      86.02        637
 650 - 674                           201    32,683,662.41    15.11    6.873        358      86.02        661
 675 - 699                           109    18,936,322.01     8.75    6.782        358      87.79        687
 700 - 724                            44     7,041,130.21     3.25    6.655        358      83.96        709
 725 - 749                            29     5,176,289.10     2.39    6.375        359      86.32        738
 750 - 774                            19     3,194,309.28     1.48    6.658        358      87.16        761
 775 - 799                             4       691,193.41     0.32    6.637        359      86.97        785
 800 - 824                             5       563,939.28     0.26    6.887        358      87.53        807
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min: 500
Max: 814
NZ Weighted Average: 622
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Original LTV                       Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
25.01 -  30.00                         2       234,955.95     0.11    7.588        359      28.02        637
35.01 -  40.00                         1        61,764.72     0.03    9.350        357      37.76        572
40.01 -  45.00                         4       741,071.94     0.34    7.915        357      43.47        545
45.01 -  50.00                         3       427,492.12     0.20    7.969        359      47.61        623
50.01 -  55.00                         9     1,835,552.70     0.85    7.383        358      53.09        582
55.01 -  60.00                        16     2,241,357.38     1.04    7.454        359      57.38        599
60.01 -  65.00                        18     3,827,503.19     1.77    7.452        358      64.11        556
65.01 -  70.00                        41     7,102,475.91     3.28    7.368        358      68.66        576
70.01 -  75.00                        65    12,307,282.49     5.69    7.474        358      74.10        581
75.01 -  80.00                       632    95,318,485.52    44.05    6.984        358      79.84        625
80.01 -  85.00                       106    20,075,422.36     9.28    7.161        358      84.54        599
85.01 -  90.00                       178    32,712,938.71    15.12    7.309        358      89.61        623
90.01 -  95.00                        56    10,668,637.75     4.93    7.422        358      94.52        632
95.01 - 100.00                       187    28,819,588.20    13.32    7.155        358      99.66        670
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min: 27.64
Max: 100.00
Weighted Average: 83.43
% > 80: 42.65
% > 90: 18.25
% > 95: 13.32
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Original Term (months)             Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------

360                                1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min: 360
Max: 360
Weighted Average: 360
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                               GROUP IIA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
Stated Remaining                    # of        Principal     Curr    Gross  Remaining    Average    Average
Term (months)                      Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
301 - 360                          1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min: 342
Max: 360
Weighted Average: 358
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
FRM                                 # of        Principal     Curr    Gross  Remaining    Average    Average
ARM                                Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
ARM                                1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Product                            Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
ARM 2/28                             813   121,208,535.11    56.02    7.301        358      82.86        611
ARM 2/28 - 60mo IO                   254    49,626,190.34    22.94    6.888        358      84.77        642
ARM 3/27                             164    27,674,026.32    12.79    7.338        358      83.46        613
ARM 3/27 - 60mo IO                    56    11,370,557.76     5.26    6.572        358      83.70        654
ARM 5/25                              20     3,828,614.23     1.77    6.895        359      84.95        642
ARM 5/25 - 60mo IO                    11     2,666,605.18     1.23    6.642        359      80.53        672
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
Prepayment Penalty                                Current   Pct by  Average     Stated   Weighted   Weighted
Original Term                       # of        Principal     Curr    Gross  Remaining    Average    Average
(months)                           Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
0                                    271    42,520,429.12    19.65    7.411        358      84.10        624
6                                      2       202,071.32     0.09    8.248        359      80.00        577
12                                   109    26,327,537.26    12.17    7.355        358      81.30        605
24                                   712   108,771,337.43    50.27    7.021        358      83.71        627
36                                   224    38,553,153.81    17.82    7.121        358      83.36        620
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Loans with Penalty: 80.35
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Lien                               Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
First Lien                         1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                               GROUP IIA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Documentation Type                 Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Full Doc                             900   145,267,609.89    67.14    7.029        358      84.79        616
SI                                   409    68,580,367.32    31.70    7.424        358      80.52        637
Alt Doc                                8     2,342,702.85     1.08    7.317        359      84.44        621
Lite Doc                               1       183,848.88     0.08    6.990        359      80.00        626
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Loan Purpose                       Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Cashout Refinance                    838   154,190,879.67    71.26    7.174        358      83.08        614
Purchase                             416    52,051,046.25    24.06    7.134        358      84.06        648
Rate/Term Refinance                   64    10,132,603.02     4.68    7.018        358      85.48        623
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Property Type                      Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Single Family Detached             1,170   186,407,112.28    86.15    7.128        358      83.61        623
Duplex                                66    16,702,518.16     7.72    7.333        358      80.75        605
Condominium                           70    10,689,233.96     4.94    7.320        358      83.68        629
Triplex                                6     1,710,947.09     0.79    7.363        358      87.09        651
Townhouse                              4       564,567.55     0.26    8.016        359      89.05        653
Quadruplex                             1       178,850.06     0.08    6.890        359      68.58        795
Row Home                               1       121,299.84     0.06    6.990        358      90.00        574
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Occupancy Type                     Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Owner-Occupied                     1,271   208,817,947.10    96.51    7.132        358      83.45        621
Non-Owner Occupied                    46     7,397,519.02     3.42    7.860        358      82.72        658
Second Home                            1       159,062.82     0.07    7.500        358      90.00        655
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                               GROUP IIA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
State                              Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
Michigan                             181    23,011,199.05    10.63    6.974        359      85.28        643
New York                              62    17,739,006.67     8.20    7.346        358      77.95        580
Maryland                              73    16,556,690.34     7.65    6.983        358      84.84        635
Florida                              101    16,262,531.76     7.52    7.266        358      82.32        622
California                            55    13,719,963.78     6.34    7.279        358      77.70        608
Illinois                              61    12,014,969.16     5.55    7.263        358      84.58        627
Arizona                               62     9,583,417.84     4.43    6.992        359      83.00        648
Virginia                              44     8,442,885.75     3.90    6.895        358      83.15        623
New Jersey                            38     8,347,083.41     3.86    7.482        358      81.14        586
Indiana                               74     7,684,434.22     3.55    7.122        358      86.18        630
Massachusetts                         32     7,454,180.36     3.45    6.974        358      79.83        619
Wisconsin                             48     6,984,492.11     3.23    7.379        359      87.83        634
Ohio                                  57     6,754,626.20     3.12    7.018        358      87.58        635
Missouri                              50     5,937,388.26     2.74    7.142        358      85.14        619
Colorado                              34     5,788,419.80     2.68    6.858        359      85.14        654
North Carolina                        45     5,720,301.17     2.64    7.132        358      88.18        632
Pennsylvania                          44     5,492,232.56     2.54    7.542        358      84.00        610
Georgia                               35     5,294,093.74     2.45    7.431        358      85.19        620
Nevada                                26     4,926,318.66     2.28    6.950        358      83.03        629
Kansas                                32     3,541,922.89     1.64    7.170        358      88.33        640
Washington                            18     3,294,871.56     1.52    7.299        358      83.63        615
Connecticut                           13     2,962,001.68     1.37    7.246        358      82.56        584
Rhode Island                          11     2,735,923.07     1.26    7.067        358      85.18        618
Minnesota                             14     2,434,491.46     1.13    6.506        358      80.00        646
Tennessee                             21     2,260,739.55     1.04    6.771        358      84.83        628
South Carolina                        18     1,896,436.71     0.88    7.846        359      88.91        629
Oregon                                 8     1,257,191.36     0.58    6.859        358      84.73        638
Alabama                               10     1,228,236.32     0.57    7.139        358      82.90        598
Delaware                               5     1,134,049.90     0.52    7.319        358      77.93        567
Kentucky                              11     1,037,969.00     0.48    6.956        358      86.22        627
Utah                                   6       809,766.85     0.37    7.757        359      85.20        608
Nebraska                               6       768,626.27     0.36    7.319        359      93.63        661
Texas                                  6       630,965.41     0.29    7.830        358      83.05        635
Iowa                                   3       569,227.01     0.26    6.937        358      85.31        624
New Mexico                             3       444,760.12     0.21    7.844        358      83.77        574
Oklahoma                               4       367,315.61     0.17    7.480        359      78.77        634
Maine                                  2       330,308.50     0.15    7.371        358      83.24        634
Arkansas                               2       261,544.22     0.12    8.104        359      79.42        574
New Hampshire                          1       261,025.92     0.12    6.500        357      84.90        552
Idaho                                  1       247,820.69     0.11    7.630        359      80.00        521
Vermont                                1       185,100.00     0.09    7.490        358      74.04        618
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 11420(0.54507%),85033(0.49124%),95621(0.43346%)
Number of States: 41
------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                               GROUP IIA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Gross Margin                       Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
1.500 - 1.999                          2       548,124.73     0.25    5.812        359      84.77        669
2.000 - 2.499                          6     1,426,997.34     0.66    6.096        358      77.30        699
2.500 - 2.999                          4       937,971.05     0.43    6.703        358      75.73        594
3.000 - 3.499                          3       616,846.51     0.29    7.131        359      86.34        573
3.500 - 3.999                          9     1,794,487.93     0.83    7.538        358      84.42        604
4.000 - 4.499                          9     1,777,487.47     0.82    6.724        358      84.39        643
4.500 - 4.999                         22     4,404,238.93     2.04    6.484        358      80.18        651
5.000 - 5.499                         69    13,350,127.02     6.17    6.116        358      83.69        667
5.500 - 5.999                        198    32,841,863.82    15.18    6.571        358      83.15        643
6.000 - 6.499                        289    48,284,368.41    22.32    6.670        358      85.06        635
6.500 - 6.999                        265    44,029,654.48    20.35    7.283        358      83.71        622
7.000 - 7.499                        143    22,133,014.23    10.23    7.710        358      84.16        607
7.500 - 7.999                        181    28,433,924.11    13.14    7.853        358      80.48        583
8.000 - 8.499                         60     7,670,274.71     3.54    8.641        359      85.04        581
8.500 - 8.999                         46     6,626,223.63     3.06    8.750        358      83.65        585
9.000 - 9.499                         11     1,195,874.57     0.55    9.162        358      74.24        560
9.500 - 9.999                          1       303,050.00     0.14    8.990        359      95.00        595
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min (>0): 1.700
Max: 9.990
Weighted Average (>0): 6.552
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Minimum Interest rate              Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
3.000 - 3.499                          1       129,610.15     0.06    6.690        358      85.00        595
3.500 - 3.999                          2       347,035.78     0.16    5.731        359      79.32        676
4.500 - 4.999                          5     1,241,880.58     0.57    5.581        358      84.51        687
5.000 - 5.499                         37     7,648,852.21     3.54    6.022        358      82.14        666
5.500 - 5.999                        113    21,708,653.94    10.03    6.345        358      84.31        645
6.000 - 6.499                        211    37,027,798.53    17.11    6.467        358      83.46        643
6.500 - 6.999                        335    54,149,826.21    25.03    6.874        358      84.22        629
7.000 - 7.499                        201    31,091,322.48    14.37    7.364        359      83.45        624
7.500 - 7.999                        241    39,820,587.94    18.40    7.792        358      82.32        597
8.000 - 8.499                         63     7,867,069.99     3.64    8.267        358      82.99        586
8.500 - 8.999                         67    10,480,017.89     4.84    8.781        358      84.83        580
9.000 - 9.499                         18     1,934,813.65     0.89    9.126        358      81.03        567
9.500 - 9.999                         14     1,965,594.07     0.91    9.697        358      78.68        541
10.000 - 10.499                        3       315,978.29     0.15   10.331        359      81.47        551
10.500 - 10.999                        4       385,222.76     0.18   10.713        358      76.60        545
11.000 - 11.499                        1       104,966.38     0.05   11.490        359      50.00        557
11.500 - 11.999                        2       155,298.09     0.07   11.675        359      80.74        577
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min (>0): 3.490
Max: 11.990
Weighted Average (>0): 6.986
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------

POPULAR ABS 2005-5
FRIEDMAN BILLINGS RAMSEY                                               GROUP IIA
================================================================================

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Maximum Interest Rate              Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
10.500 -  10.999                       1       221,999.99     0.10    4.990        358      80.00        678
11.000 -  11.499                       6       940,078.17     0.43    5.665        358      75.65        683
11.500 -  11.999                      37     7,710,291.22     3.56    5.793        358      82.64        652
12.000 -  12.499                      61    11,943,316.64     5.52    6.251        358      82.66        640
12.500 -  12.999                     198    36,822,427.56    17.02    6.585        358      82.69        632
13.000 -  13.499                     231    37,852,985.60    17.49    6.724        358      83.34        634
13.500 -  13.999                     350    57,500,449.83    26.57    7.233        358      84.94        620
14.000 -  14.499                     191    27,652,666.52    12.78    7.571        358      83.76        624
14.500 -  14.999                     124    17,655,891.19     8.16    8.202        358      85.10        607
15.000 -  15.499                      46     5,662,120.98     2.62    8.722        358      83.14        582
15.500 -  15.999                      34     4,608,885.25     2.13    9.003        358      80.50        567
16.000 -  16.499                      10     1,005,701.56     0.46    9.275        359      81.00        593
16.500 -  16.999                       8     1,672,229.32     0.77    8.257        358      77.68        604
17.000 -  17.499                       4     1,070,980.46     0.49    7.603        359      73.61        586
17.500 -  17.999                      12     2,643,675.92     1.22    8.224        358      76.44        539
18.000 -  18.499                       1       301,612.25     0.14    8.250        358      77.44        600
18.500 -  18.999                       4     1,109,216.48     0.51    8.500        357      70.98        526
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min (>0): 10.990
Max: 18.500
Weighted Average (>0): 13.716
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Initial Periodic Rate Cap          Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
1.000                                  2       156,713.78     0.07    9.639        357      84.31        568
1.500                                  5       983,973.25     0.45    6.920        358      84.08        634
2.000                                  5       807,601.79     0.37    7.438        358      84.82        682
3.000                              1,305   214,154,240.28    98.97    7.156        358      83.41        622
3.250                                  1       271,999.84     0.13    6.750        356      89.18        689
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min (>0): 1.000
Max: 3.250
Weighted Average (>0): 2.988
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                              Weighted
                                                                   Weighted    Average
                                                  Current   Pct by  Average     Stated   Weighted   Weighted
                                    # of        Principal     Curr    Gross  Remaining    Average    Average
Subsequent Periodic Rate Cap       Loans          Balance Prin Bal   Coupon       Term   Orig LTV       FICO
------------------------------------------------------------------------------------------------------------
1.000                              1,243   203,072,294.89    93.85    7.170        358      83.44        620
1.500                                 42     8,133,447.36     3.76    6.949        359      85.18        646
2.000                                 33     5,168,786.69     2.39    6.979        356      80.20        668
------------------------------------------------------------------------------------------------------------
Total:                             1,318   216,374,528.94   100.00    7.157        358      83.43        622
------------------------------------------------------------------------------------------------------------
Min (>0): 1.000
Max: 2.000
Weighted Average (>0): 1.043
------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------